 As filed with the Securities and Exchange Commission on April 17, 2020

Registration File Nos. 333-

811-23563

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
(Check appropriate box or boxes)
Pre-Effective Amendment No.
Post-Effective Amendment No.

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No.

ZELL CAPITAL

(Exact name of Registrant as specified in charter)

(Address of Principal Executive Offices)

William Zell
Chief Executive Officer
Zell Capital
175 S. Third, Suite 200

Columbus, Ohio 43215

Phone: (937) 935-3581

(Name and address of agent for service)

 COPIES TO:

Steven B. Boehm
Payam Siadatpour
Eversheds Sutherland (US) LLP
700 Sixth Street, NW
Washington, DC 20001
(202) 383-0100

Approximate date of proposed public offering: From time-to-time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, no par value per share		$20.00	$50,000,000	$6,490

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined by the Registrant in connection with the sale by the Registrant of the securities registered under this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 17, 2020

PROSPECTUS

$50,000,000

Zell Capital

We are a newly-organized Delaware statutory trust that will operate as an internally managed registered closed-end management investment company. Our investment objective is to maximize our portfolio’s long-term total return principally by seeking capital gains on our equity investments and secondarily through ordinary income from debt and debt-like investments. We will invest principally in the equity securities of what we believe to be rapidly growing venture-capital emerging companies. Secondarily, we will invest in alternative financing strategies such as debt securities and revenue sharing agreements that we believe will provide comparatively high returns, on a risk-adjusted basis.

We intend to elect to be treated as a regulated investment company (a “RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

We are offering on a continuous basis up $50,000,000 worth of shares of beneficial interest (“Shares”) at an initial offering price of $20.00 per share. The minimum amount of an initial purchase is $1,000. To the extent that our net asset value (“NAV”) increases, we will sell at a price necessary to ensure that shares are not sold at a price per share that is below our NAV per share. In connection with the determination of our NAV, our Board will establish a new net offering price that is equal to our NAV per share.

Our Shares will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, you will have very limited liquidity and may not receive a full return of your invested capital if you sell your Shares. Your ability to sell your Shares may be limited.

U.S. Bank National Association serves as our administrator (the “Administrator”).

Investing in our Shares involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our Shares in “Risk Factors” beginning on page 9 of this prospectus.

●	Our Shares will not be publicly traded and you should not expect to be able to sell your Shares regardless of how we perform.

●	If you are able to sell your Shares, you will likely receive less than your purchase price.

●	Our Shares are not currently listed on any securities exchange, and we do not expect a secondary market in the shares to develop in the foreseeable future, if ever.

●	You should consider that you may not have access to the money you invest until we complete a liquidity event, which may not occur at all. This offering will be complete when we have sold the maximum dollar amount of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors. The completion of a liquidity event is in the sole discretion of our Board, and depending upon the event, may require shareholder approval, and there is no assurance that we will complete a liquidity event within our proposed timeframe or at all. An investment in our shares is not suitable for investors that require short-term liquidity. See “Offering—Liquidity.”

●	Because you will be unable to sell your shares, you will be unable to reduce your exposure on any market downturn.

●	Our distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

This prospectus contains important information about us that a prospective investor should know before investing in our Shares. Please read this prospectus before investing and keep it for future reference. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total Maximum
Public Offering Price	$	[ ]	$	[ ]
Sales Load	$	[ ]	$	[ ]
Net Proceeds (Before Expenses)(1)	$	[ ]	$	[ ]

(1)	We estimate that we will incur offering expenses of approximately $[ ] million, or approximately $[ ] per share, in connection with this offering.

The date of this prospectus is            , 2020.

i

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY

Beginning in May 2021, as permitted by regulations adopted by the SEC, paper copies of shareholder reports for the Company will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. For shareholder reports and other communications from the Company issued prior to May 2021, you may elect to receive such reports and other communications electronically. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically. This information is available free of charge by contacting us by mail at 175 S. Third, Suite 200, Columbus, Ohio 43215, by telephone at (937) 935-3581 or on our website at [           ].

You may elect to receive all future reports in paper, free of charge. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports after May 2021. This information is available free of charge by contacting us by mail at 175 S. Third, Suite 200, Columbus, Ohio 43215, by telephone at (937) 935-3581 or on our website at [     ]. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary.

ii

SUMMARY

This summary, including the Risk Factors summary beginning on page 1, highlights some of the information in this prospectus. This summary is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” beginning on page 9 and the other information included in this prospectus.

Except where the context suggests otherwise, the terms “we,” “us,” “our,” and the “Company” refer to Zell Capital.

The Company

We are a newly-organized Delaware statutory trust that will operate as an internally managed registered closed-end management investment company. We intend to elect to be treated as a RIC for United States (“U.S.”) federal income tax purposes. See “Certain U.S. Federal Income Tax Considerations.”

Because we are internally managed, we do not pay any external investment advisory fees, but instead directly incur the operating costs associated with employing investment and portfolio management professionals. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to publicly traded and privately held investment funds that are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio.

Risk Factors

The value of our assets, as well as the market price of our Shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in us involves other risks, including the following:

●	Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results;

●	Global capital markets could enter a period of severe disruption and instability. These conditions have historically affected and could again materially and adversely affect debt and equity capital markets in the U.S., which could have a materially negative impact on our business, financial condition and results of operations;

●	Our investments in the rapidly growing venture-capital-backed emerging companies that we are targeting may be extremely risky and we could lose all or part of our investments;

●	Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value;

●	The lack of liquidity in, and potentially extended holding period of, our many investments may adversely affect our business and will delay any distributions of gains, if any;

●	Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected;

●	Our lack of operating history;

●	This may be deemed to be a “blind pool” offering and you will not have the opportunity to evaluate historical data or assess any investments prior to purchasing our Shares;

●	We are dependent upon our key investment personnel for our future success;

●	We will likely experience fluctuations in our quarterly results and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods;

●	Due to transfer restrictions and the illiquid nature of our investments, we may not be able to purchase or sell our investments when we wish to do so;

●	There are significant potential risks associated with investing in venture capital-stage companies with complex capital structures;

●	Our business and operation could be substantially negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our share price;

●	We operate in a highly competitive market for direct equity investment opportunities;

●	In any year in which we intend to be treated as a RIC, we may be forced to dispose of investments at times when we would not otherwise do so or raise additional capital at times when we would not otherwise do so, in each case in order to qualify for the special tax treatment accorded to RICs;

●	Our Shares will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, you will have limited liquidity and may not receive a full return of your invested capital if you sell your Shares; and

●	You may not receive distributions or that our distributions may not grow over time, particularly since we invest primarily in securities that do not produce current income.

See “Risk Factors” beginning on page 9 and the other information included in this prospectus for additional discussion of factors you should carefully consider before deciding to invest in our securities.

Investment Opportunity

Entrepreneurs must have access to capital to fund the creation and growth of their businesses until they are able to achieve self-sustainability. Often, entrepreneurs who create technology-based businesses do not qualify for traditional financing that comes from institutions such as banks. Our target investments are in companies that we believe to be growing but are in an early stage of development, which is known as the “venture” stage, and the capital provided to them as “venture capital.” At this stage, companies typically are start-up companies and small businesses that are believed to have exceptional growth potential, or that have grown quickly and appear poised to continue to expand.

Traditionally, venture capital investments have come from “angel investors” (private, wealthy individuals who directly invest into a start-up company) or from venture capital firms where wealthy individuals and institutions pool capital into a professionally managed fund that diversifies invested capital across a portfolio of companies. Most often venture capital funds are private companies, governed by accreditation rules which restrict access to “accredited investors,” generally individuals who make at least $200,000 each year and/or have a $1,000,000 net worth (among other rules) or “qualified purchasers,” entities or individuals who have over $25 million or $5 million in investments, respectively (among other rules).

We offer a new, alternative approach to traditional venture capital firm investing. We are creating a new type of fund class that redefines eligible investors in funds that invest in venture capital strategies. We refer to ourselves, and this new type of fund, as an “Access Fund.” Being an Access Fund, we grant retail investors access to investments in venture-stage companies by pooling their investments in a fund and using it as venture capital, an opportunity and asset class to which they typically would not have access to.

Access Fund – We are an internally managed registered closed-end management investment company focused on a venture capital strategy, which we are calling an “Access Fund.” As a registered investment company, an Access Fund removes the accreditation limitations, opening up access to tens of millions of people who currently do not have access to invest in venture-capital-focused funds.

Our Access Fund gives small investors the opportunity to gain exposure to an asset class historically unavailable to them through a professionally managed fund strategy.

Pursuing Underserved Opportunities – Venture Capital investing is largely concentrated on the coasts of the U.S., specifically in California, New York and Massachusetts. In fact, over 75% of all venture capital dollars were invested in just these three states in 2018. At the same time, many other large cities, including Columbus, Ohio where we are located, are experiencing a significant increase in technology start-up activity and venture capital investment. We believe great entrepreneurs and great companies can arise from anywhere and that currently underserved regions will create great investment opportunities for us.

Investment Strategy

Our investment objective is to maximize our portfolio’s long-term total return, principally by seeking capital gains on our equity investments and secondarily through ordinary income from debt and debt-like investments. Our investment strategy focuses on seed and early-growth stage companies, traditionally defined as Venture Capital investments. This will include start-up companies that are pre-revenue up to growth companies that are in early stages of significant revenue growth. We will primarily look to invest in equity capital to purchase partial ownership of a company but may employ other means of financing on a case-by-case basis, including convertible notes and revenue sharing agreements.

Our investment strategy is built on a thorough due diligence and qualification process. For every few hundred businesses we review, we anticipate making only a handful of investments. In all cases, we will follow a process that is intended to discover the opportunities that we believe will provide the highest risk-adjusted returns for our investors, and where we can make the most significant impact as an organization, given our unique structure as an Access Fund and the experiences our management have had in building businesses. The process includes:

●	Investment Opportunity Sourcing - We have several sources of investment opportunities that are produced through our network of relationship, including other venture capital focused investors, banking and finance relationships, organizations that support entrepreneurs, and direct from entrepreneurs. This network continues to expand and will provide sustainable deal flow for us to evaluate.

●	Initial Filtering – 80% of opportunities of which we become aware are typically eliminated in this stage. These are deals that do not fit our investment objectives and are easily eliminated from consideration.

●	Qualification – The remaining 20% will represent companies that we see promise in but need to perform due diligence on. Due diligence involves the following process:

o	Initial Conversation – This is the first engagement with the founder and is either in person or over video conference. The objective is to hear the company story from the founder’s perspective.

o	Due Diligence Checklist – The gathering of critical documents (shareholders agreements, product information, intellectual property and more) off of our established list that assist in due diligence.

o	Market Deep Dive – This is an internal stage where our team takes a deep dive to understand the essence of what the start-up is pursuing and to determine whether the founder’s vision for their start-up aligns with our goals, values and investment objectives.

●	Deal Terms – We can lead a round of financing involving a number of investors or we can be the only investor. In the latter case, we will work with the founder of the company on deal terms and execute the investment. We may also participate in a funding round with an existing lead investor and invest at the terms typically established by the lead investor and start-up company.

●	Types of Financing – Our investment goal is the appreciation of the value of our investments to provide superior returns, on a risk adjusted basis, to our investors. We will use a number of financing methods to achieve this objective, including but not limited to:

o	Equity – Cash investment to purchase partial ownership in a company. We will invest in both common and preferred shares which is typically defined by investors who lead a financing round and set terms with the company.

o	Convertible Agreements – Instruments that begin as a debt or option agreement with the intent of converting to equity in the future. These are typically some of the earliest investments in a company, where setting valuation is undesirable.

o	Revenue Sharing Agreements – Investments into growth companies where our return is a portion of the monthly revenues generated by the company.

Our investment strategy is opportunistic across industries and sectors. We will focus on entrepreneurs and teams that are creating innovation in their market that we believe will create high growth opportunity and long-term, sustainable advantage in the marketplace. Specifically, we are looking for:

●	World Class Entrepreneurs – We will invest in entrepreneurs whom we believe have a unique view of the market they are pursuing and have demonstrated capability to thrive in the realities of building high growth start-up companies.

●	Innovation in Technology and Business Models – New technologies continually revolutionize industries, often accompanied by innovation in business models, such as shifting from one-time transactions to subscription pricing models. Our focus will be to find new businesses that are delivering innovation at the right time in their market, creating disruption that will enable high growth.

●	Large Market Opportunities – We are looking for businesses that can generate tens to hundreds of millions in annual revenue by acquiring a reasonable share of their market. These are typically markets that near or exceed $1 billion in annual revenue.

Once we have made an investment our goal is to support the company as much as we can. We believe Access Funds can create unique value to benefit our start-ups, which we explain more deeply in following sections. Our mission is to support founders and teams along that journey, with specific focus on:

●	Product/Market Fit – Achieving product/market fit involves delivering product that is serving a true need in a market, evident through customer growth and revenue. Especially for technology-based start-ups, there is often a long time period from business idea to achieving product/market fit.

●	Leveraging Our Fund Network – Unique to an Access Fund will be potentially thousands of fund investors who can help the companies we invest in. Our goal will be to understand what our start-ups need and leverage our fund investor network to contribute. This could be promoting a product launch through social media channels, seeking product feedback, finding customers, or a number of other activities. We believe the Access Fund Model will attract investors in the Company with an interest in sharing their relevant expertise with our portfolio companies. There is no guarantee that we will attract such investors or that the assistance they provide to portfolio companies will ultimately result in an increase in the value of our investment in such companies. However, we invite all prospective investors to contact us to the extent they have relevant expertise to see how, if at all, they might be able to assist our portfolio companies.

●	Founder Support – We invest in companies because of belief in the founder(s) and their team to pursue their vision and create success. We want to be a positive sounding board and provide help as needed to support the teams we believe in.

Competitive Advantages

We believe that we benefit from the following competitive advantages in executing our investment strategy:

●	Geographic Diversity: High growth technology start-ups are emerging in cities across the country. While venture capital investing is highly concentrated in California, New York and Massachusetts, many other large US cities are experiencing a surge in venture capital opportunities. Columbus, Ohio, where we are headquartered, is home to several high growth start-up companies and a growing universe of venture capital investors. We believe participating in the development of these ecosystems will allow us to access the highest quality start-ups in these regions, while also sourcing deals from traditional venture capital regions.

●	Access Fund Investor Network: An Access Fund is uniquely different from the traditional type of fund focused on venture capital investing. With us, there is potential for thousands of investors to be in the fund, which would create opportunities for us to support the start-ups we invest in. For instance, all start-up companies need help gaining new customers. For example, we believe that there will be members of our investor community with expertise in marketing or similar areas that would be willing to work with portfolio companies to assist them in increasing their market share. The value of this network promotion has been observed in crowdfunding campaigns and can be a significant value to start-ups. Finding all of the ways we can leverage our network of investors will be a long-term exercise.

●	Founder Friendly: Often venture capital investors create conflicting interests in company capitalization that can create negative long-term consequences for founders, employees and angel investors. As an example, multiple layers of preferred shares can convolute shareholder ownership and rights, creating inequality in both downside risk and upside potential. We are focused on preserving value creation for all who contribute to building a company through simple and transparent deal structures.

●	Multiple Investment Options: Successful start-ups that can experience high growth are often passed-up by venture capitalists because they do not have the growth potential to achieve fund returns in an equity-only strategy. Because we can invest in alternative forms such as revenue sharing agreements, we will be able to provide funding to businesses that we believe can provide strong returns to our Company.

Operating and Regulatory Structure

We are a newly-organized Delaware statutory trust that will operate as an internally managed registered closed-end management investment company. Our investment objective is to maximize our portfolio’s long-term total return, principally by seeking capital gains on our equity investments and secondarily through ordinary income from debt and debt-like investments. We will invest principally in the equity securities of what we believe to be rapidly growing venture-capital-backed emerging companies.

As a registered closed-end investment company, we are subject to regulation under the Investment Company Act of 1940, as amended, or the “1940 Act.” See “Regulation.” In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Certain U.S. Federal Income Tax Considerations.”

Our investment activities will be managed by our founder and president, William Zell, and other individuals under his direction. Our overall operations will be overseen by our board of trustees (the “Board”). We have also entered into an administration agreement with U.S. Bank National Association, which we refer to as the “Administration Agreement,” under which we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

Our Corporate Information

Our principal office is located at 175 S. Third, Suite 200, Columbus, Ohio 43215, and our telephone number is (937) 935-3581.

OFFERING

We are offering up to $50,000,000 of our Shares in a continuous offering. Our securities may be offered directly to one or more purchasers, or through broker-dealers that may be designated by us. See “Plan of Distribution.” We may not sell our securities through agents, underwriters or dealers without delivery of this prospectus and, if applicable, any amendment to our registration statement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding offerings of our securities:

Use of Proceeds	We plan to invest the net proceeds from the sale of our securities pursuant to this prospectus in portfolio companies in accordance with our investment objective and the strategies described in this prospectus. We will also use a portion of any such net proceeds to pay operating expenses, including salaries of investment professionals, and other expenses such as due diligence expenses relating to potential new investments. We anticipate that substantially all of the net proceeds of any such offering will be used for the above purposes within twelve to twenty-four months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of such offering. See “Use of Proceeds.”

Distributions	The timing and amount of our distributions, if any, will be determined by our Board. Any distributions to our shareholders will be declared out of assets legally available for distribution. As we focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be less consistent than the distributions of other registered closed-end investment management investment companies that primarily make debt investments.

Taxation	We intend to elect to qualify as a RIC for U.S. federal income tax purposes. As a RIC, we generally will not be subject to U.S. federal income tax on our net taxable income that is distributed to shareholders. To qualify as a RIC we must derive at least 90% of our annual gross income from certain sources, meet certain asset diversification requirements and distribute to shareholders at least 90% of our net taxable income (which includes, among other items, interest, distributions, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gains). See “Certain U.S. Federal Income Tax Considerations.”

Leverage	Although we do not currently expect to borrow money, if we do borrow, we would be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings will be borne by our security holders. Under the 1940 Act, we are only permitted to incur additional indebtedness to the extent our asset coverage, as defined under the 1940 Act, is at least 300% for debt and at least 200% after issuing any preferred shares immediately after each such borrowing. See “Regulation.”

Distribution Reinvestment Plan	We will adopt an “opt out” distribution reinvestment plan. If your Shares are registered in your own name, your distributions will automatically be reinvested under our distribution reinvestment plan in additional whole and fractional Shares, unless you “opt out” of our distribution reinvestment plan so as to receive cash distributions by delivering a written notice to our distribution paying agent. If your Shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our distribution reinvestment plan. Shareholders who receive distributions in the form of Shares will be subject to the same federal, state and local tax consequences as shareholders who elect to receive their distributions in cash. See “Distribution Reinvestment Plan.”

Certain Anti-Takeover Measures	Our declaration of trust (the “Declaration of Trust”), as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our securities the opportunity to realize a premium over the market price for our securities. See “Description of Our Securities.”

Risk Factors	Investing in our securities involves a high degree of risk. You should consider carefully the information found under the heading “Risk Factors.” We invest in rapidly growing venture-capital-backed emerging companies. These activities may involve a high degree of business and financial risk. We are also subject to risks associated with access to additional capital, fluctuating quarterly results and variation in our portfolio value.

Liquidity

Because we generally invest in equity and equity-related securities, with respect to the majority of our portfolio companies, we do not expect regular events where we liquidate an investment, if any, to occur in the near term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Liquidity events for our portfolio companies may include an initial public offering, a new round of financing, a private sale of our equity interest to a third party, a merger or an acquisition of the portfolio company or a purchase of our equity position by the portfolio company or one of its shareholders. At such a time when a portfolio company has an exit event, the fund will distribute gains to investors consistent with applicable Code requirements and RIC guidelines.

Investors in the Company should consider their principal investment as a long-term investment. The full lifecycle of a standard private equity or venture capital fund is 10 years. In general, our goal is long-term appreciation of the investor’s principal investment, and liquidity of an investor’s principal investment will not be provided on a regular basis.

A liquidity event for the Company could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our Shares on a national securities exchange or (3) a merger or another transaction approved by our Board in which our shareholders will receive cash or shares of a publicly traded company.

Available Information

We are subject to regulation under the 1940 Act, and we will be required to file periodic reports, any proxy statements and other information with the SEC. This information will be available on the SEC’s website at http://www.sec.gov.

We maintain a website at [           ] and will make all of our annual, semi-annual, and quarterly reports, and proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus or any future prospectus supplement and should not be relied upon as such. You may also obtain such information free of charge by contacting us in writing at 175 S. Third, Suite 200, Columbus, Ohio 43215, Attention: Investor Relations.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our Shares will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “the Company,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in the Company, however, your responsibility for such fees or expenses is limited to your investment in the Company. The fee table and example below include all fees and expenses of our consolidated subsidiaries.

Shareholder transaction expenses:
Sales load (as a percentage of offering price)	(1)
Offering expenses (as a percentage of offering price)	(2)
Distribution reinvestment plan expenses	(3)
Total shareholder transaction expenses (as a percentage of offering price)
Estimated annual expenses (as a percentage of net assets attributable to Shares):
Operating expenses	%(4)
Interest payments on borrowed funds	%(5)
Other expenses	%(6)
Total annual expenses	%(7)

(1)	None.

(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses. Our shareholders will bear, directly or indirectly, the expenses of any offering of our securities.

(3)	The expenses of the distribution reinvestment plan, if any, are included in “Other Expenses.”

(4)	Operating expenses represent our estimated annual operating expenses.

(5)	Assumes we have not borrowed funds. We do not currently anticipate incurring indebtedness within the first twelve months of the offering, or paying any interest, during the twelve months following completion of this offering. We also do not currently anticipate issuing any preferred shares.

(6)	Includes our estimated overhead expenses.

(7)	Total annual expenses are presented as a percentage of net assets attributable to shareholders, because the holders of our Shares (and not the holders of our debt securities or preferred shares, if any) bear all of our fees and expenses. For the purposes of this table, we have assumed that we have not incurred any indebtedness to acquire assets and that we maintain no cash or cash equivalents.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Shares. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 6 above for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. If we achieve a greater realization of realized capital gains than the assumed 5.0% annual return, our expenses and returns to our investors would be higher. Also, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan will receive a number of our Shares, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our Shares at the close of trading on the distribution payment date, which may be at, above or below net asset value. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our securities. Although the risks described below represent the material risks associated with investments in our securities, as well as those factors generally associated with investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours, they are not the only risks we face. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our NAV and the trading price of our Shares could decline, and you may lose all or part of your investment.

Risks Related to Economic Conditions

Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

The broader fundamentals of the U.S. economy remain mixed. In the event that the U.S. economy contracts, it is likely that the financial results of small to mid-sized companies, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. In addition, a decline in oil and natural gas prices would adversely affect the credit quality of our debt investments and the underlying operating performance of our equity investments in energy-related businesses. Consequently, we can provide no assurance that the performance of certain portfolio companies will not be negatively impacted by economic cycles, industry cycles or other conditions, which could also have a negative impact on our future results.

The potential for volatility in the debt and equity capital markets provides no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all. Further, if the price of our Shares falls below our NAV per share, we will be limited in our ability to sell new shares if we do not have shareholder authorization to sell shares at a price below NAV per share.

Global capital markets could enter a period of severe disruption and instability. These conditions have historically affected and could again materially and adversely affect debt and equity capital markets in the U.S., which could have a materially negative impact on our business, financial condition and results of operations.

The U.S. and global capital markets have, from time-to-time, experienced periods of disruption characterized by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market, the failure of major financial institutions and general volatility in the financial markets. During these periods of disruption, general economic conditions deteriorated with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions may reoccur for a prolonged period of time or materially worsen in the future. In addition, continuing uncertainty arising from the United Kingdom's decision to leave the European Union (the so called “Brexit”) could lead to further market disruptions and currency volatility, potentially weakening consumer, corporate and financial confidence and resulting in lower economic growth for companies that rely significantly on Europe for their business activities and revenues. We may in the future have difficulty accessing debt and equity capital markets, and a severe disruption in the global financial markets, deterioration in credit and financing conditions or uncertainty regarding U.S. government spending and deficit levels, Brexit or other global economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Events outside of our control, including public health crises, may negatively affect the results of our operations.

Periods of market volatility may continue to occur in response to pandemics or other events outside of our control. These types of events could adversely affect our operating results. For example, in December 2019, a novel strain of coronavirus surfaced in Wuhan, China, which has resulted in a global pandemic and in the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories in many jurisdictions, including the United States. As the potential impact on global markets from the coronavirus is difficult to predict, the extent to which the coronavirus may negatively affect our operating results or the duration of any potential business disruption is uncertain. Any potential impact to our results will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the coronavirus and the actions taken by authorities and other entities to contain the coronavirus or treat its impact, all of which are beyond our control. These potential impacts, while uncertain, could adversely affect our operating results.

Risks Related To Our Investments

Our investments in the rapidly growing venture-capital-backed emerging companies that we are targeting may be extremely risky and we could lose all or part of our investments.

Investment in the rapidly growing venture-capital-backed emerging companies that we are targeting involves a number of significant risks, including the following:

●	these companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to equity financings, possibly at discounted valuations, in which we could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the reduction or loss of our equity investment;

●	they typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

●	they generally have less predictable operating results, may from time-to-time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

●	because they are privately owned, there is generally little publicly available information about these businesses; therefore, although we will perform due diligence investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses and, in the case of investments we acquire on private secondary transactions, we may be unable to obtain financial or other information regarding the companies with respect to which we invest. Furthermore, there can be no assurance that the information that we do obtain with respect to any investment is reliable;

●	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

●	early-stage and development-stage companies often experience unexpected problems in the areas of product development, manufacturing, marketing, financing, and general management, which, in some cases, cannot be adequately solved.

A portfolio company’s failure to satisfy financial or operating covenants imposed by its lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our equity investment in such portfolio company. We may incur expenses to the extent necessary to seek recovery of our equity investment or to negotiate new terms with a financially distressed portfolio company.

We plan to focus a significant portion of our investing in technology companies, which may cause the value of our interests to be susceptible to factors affecting the technology industry and therefore subject to greater risk than an investment in a fund that invests in a broader range of securities.

We plan to focus a significant portion of its investing in technology companies. The value of our interests may be susceptible to factors affecting the technology industry and to greater risk than an investment in a fund that invests in a broader range of securities. The specific risks faced by such companies include:

●	Rapidly-changing science and technologies;

●	Products or technologies that may quickly become obsolete;

●	Scarcity of management, technical, scientific, research and marketing personnel with appropriate training;

●	The possibility of lawsuits related to patents and intellectual property;

●	Rapidly changing investor sentiments and preferences with regard to technology sector investments (which are generally perceived as risky); and

●	Exposure to government regulation, making these companies susceptible to changes in government policy and delays or failures in securing regulatory approvals.

The marketplace for venture capital investing has become increasingly competitive, making it difficult for us to locate an adequate number of attractive investment opportunities.

The marketplace for venture capital investing has become increasingly competitive. Participation by financial intermediaries have increased, substantial amounts of funds have been dedicated to making investments in the private sector and the competition for investment opportunities is high. Some of our potential competitors may have greater financial and personnel resources than we do. There can be no assurances that we will locate an adequate number of attractive investment opportunities. To the extent that we encounter competition for investments, returns to our investors may vary.

A significant portion of our investments may represent minority stakes in privately held companies, in which case we may have limited influence over the operations of our portfolio companies.

A significant portion of our investments may represent minority stakes in privately held companies. In addition, during the process of exiting investments, we are likely to hold minority equity stakes if portfolio holdings are taken public. As is the case with minority holdings in general, such minority stakes that we may hold will have neither the control characteristics of majority stakes nor the valuation premiums accorded majority or controlling stakes. We may also invest in companies for which we have no right to appoint a director or otherwise exert significant influence.

In such cases, we will be reliant on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom we are not affiliated and whose interests may conflict with our interests.

Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments will typically not be in publicly traded securities. As a result, although we expect that some of our equity investments may trade on private secondary marketplaces, the fair value of our direct investments in portfolio companies will typically not be readily determinable. Under the 1940 Act, for our investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, we will value such securities at fair value quarterly as determined in good faith by our Board based upon the recommendation of the Board’s Audit Committee in accordance with our written valuation policy. In connection with that determination, members of our portfolio management team will prepare portfolio company valuations using, where available, the most recent portfolio company financial statements and forecasts. The Audit Committee utilizes the services of an independent valuation firm, which prepares valuations for each of our portfolio investments that are not publicly traded or for which we do not have readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded. However, the Board retains ultimate authority as to the appropriate valuation of each such investment. The types of factors that the Audit Committee takes into account in providing its fair value recommendation to the Board with respect to such non-traded investments include, as relevant and, to the extent available, the portfolio company’s earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, our fair value determinations with respect to any non-traded investments we hold may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our securities based on an overstated NAV would pay a higher price than the value of our investments might warrant. Conversely, investors selling securities during a period in which the NAV understates the value of our investments will receive a lower price for their securities than the value of our investments might warrant.

We may not realize gains from our equity investments and, because certain of our portfolio companies may incur substantial debt to finance their operations, we may experience a complete loss on our equity investment in the event of a bankruptcy or liquidation of any of our portfolio companies.

We invest principally in the equity and equity-related securities of what we believe to be rapidly growing venture-capital-backed emerging companies. However, the equity interests we acquire may not appreciate in value and, in fact, may decline in value.

In addition, the private company securities we acquire are often subject to drag-along rights, which could permit other shareholders, under certain circumstances, to force us to liquidate our position in a subject company at a specified price, which could be, in our opinion, inadequate or undesirable or even below our cost basis. In this event, we could realize a loss or fail to realize gain in an amount that we deem appropriate on our investment. Further, capital market volatility and the overall market environment may preclude our portfolio companies from realizing liquidity events and impede our exit from these investments. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments unless and until the portfolio companies in which we invest become publicly traded. In addition, the companies in which we invest may have substantial debt loads. In such cases, we would typically be last in line behind any creditors in a bankruptcy or liquidation, and would likely experience a complete loss on our investment.

The lack of liquidity in, and potentially extended holding period of, our many investments may adversely affect our business and will delay any distributions of gains, if any.

Our investments ordinarily will not be in publicly traded securities. Although we expect that some of our equity investments will trade on private secondary marketplaces, certain of the securities we hold will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some portfolio companies may trade on private secondary marketplaces, we can provide no assurance that such a trading market will continue or remain active, or that we will be able to sell our position in any portfolio company at the time we desire to do so and at the price we anticipate. The illiquidity of our investments, including those that are traded on private secondary marketplaces, will make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio may be invested in such illiquid securities from time-to-time.

In addition, because we generally invest in equity and equity-related securities, with respect to the majority of our portfolio companies, we do not expect regular realization events (e.g., mergers, refinancings or public offerings), if any, to occur in the near term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that initial purchasers of our Shares could wait for an extended period of time before any appreciation or sale of our investments, and any attendant distributions of gains, may be realized.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected, and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. Our financial results could be materially adversely affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

We may be limited in our ability to make follow-on investments, and our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. We have the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with the desire to qualify to maintain our status as a RIC or lack access to the desired follow-on investment opportunity.

In addition, we may be unable to complete follow-on investments in our portfolio companies that have conducted an IPO as a result of regulatory or financial restrictions.

Risks Related to Our Access Fund Model

One of the key elements of our structure as an Access Fund is the potential for investors of the type we expect to attract to provide expertise to our portfolio companies in various areas. There is no guarantee that any of our investors will, in fact, have expertise that would be useful for any of our portfolio companies, or if they have such expertise, that they would have any interest in working with our portfolio companies.

Risks Related to Our Business and Structure

We are a newly-formed Delaware statutory trust with no operating history.

We were formed in November 2019 and have not yet commenced our operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially.

We have not identified more than a few, if any, specific investments that we will make with the proceeds from this offering. As a result, this may be deemed to be a “blind pool” offering and you will not have the opportunity to evaluate historical data or assess any investments prior to purchasing our Shares.

We have not presently identified, made, or contracted to make any investments. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing our Shares. You must rely on our Board to implement our investment policies, to evaluate investment opportunities and to structure the terms of investments rather than evaluating our investments in advance of purchasing shares. Because investors are not able to evaluate our investments in advance of purchasing our Shares, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

We are dependent upon our key investment personnel for our future success.

We depend on the members of our investment team, particularly our founder and president William Zell, for the identification, review, final selection, structuring, closing and monitoring of our investments. Mr. Zell has significant investment expertise and relationships that we rely on to implement our business plan. Although we have entered into a non-compete agreement with [          ] and non-compete arrangements with all of our executive officers and other key employees in connection with their restricted stock grants, we have no guarantee that he or any other employees will remain employed with us. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

Our success depends on attracting and retaining qualified personnel in a competitive environment.

Our growth will require that we retain new investment and administrative personnel in a competitive market. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, debt funds and mezzanine funds) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.

The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation, or other steps. The inability to attract and retain experienced personnel would have a material adverse effect on our business.

Our financial condition and results of operations will depend on our ability to achieve our investment objective.

Our ability to achieve our investment objective will depend on our ability to identify, analyze and invest in companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our structuring of the investment process. We seek a specified number of investments in rapidly growing venture-capital-backed emerging companies, which may be extremely risky. There can be no assurance that we will be successful in identifying and investing in companies that meet our investment criteria, or that we will achieve our investment objective.

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, any inability to successfully operate our business or implement our investment policies and strategies as described herein could adversely impact our ability to pay distributions.

We will likely experience fluctuations in our quarterly results, and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods.

We will likely experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the level of our expenses, changes in the valuation of our portfolio investments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. These fluctuations may in certain cases be exaggerated as a result of our focus on realizing capital gains rather than current income from our investments. In addition, there can be no assurance that we will be able to locate or acquire investments that are of a similar nature to those currently in our portfolio. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Due to transfer restrictions and the illiquid nature of our investments, we may not be able to purchase or sell our investments when we wish to do so.

Most of our investments are or will be in equity or equity-related securities of privately held companies. The securities we acquire in private companies are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent, may require that shares owned by us be held in escrow and may include provisions in company Declaration of Trust documents, investor rights of first refusal and co-sale and/or employment or trading policies further restricting trading. In order to complete a purchase of shares we may need to, among other things, give the issuer, its assignees or its shareholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. We may be unable to complete a purchase transaction if the subject company or its shareholders chooses to exercise a veto right or right of first refusal. When we complete an investment, we generally become bound to the contractual transfer limitations imposed on the subject company’s shareholders as well as other contractual obligations, such as co-sale or tag-along rights. These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO, our ability to liquidate may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities if we are unable to find buyers acceptable to our portfolio companies, or where applicable, their shareholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other shareholders could exercise their co-sale or tag-along rights to participate in the sale, thereby reducing the number of shares sellable by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.

Although we believe that secondary marketplaces may offer an opportunity to liquidate our private company investments, there can be no assurance that a trading market will develop for the securities that we wish to liquidate or that the subject companies will permit their shares to be sold through such marketplaces. Even if some of our portfolio companies complete IPOs, we are typically subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after IPOs. As a result, the market price of securities we hold may decline substantially before we are able to sell these securities following an IPO.

Due to the illiquid nature of most of our investments, we may not be able to sell these securities at times when we deem it advantageous to do so, or at all. Because our NAV is only determined on a quarterly basis and due to the difficulty in assessing this value, our NAV may not fully reflect the illiquidity of our portfolio, which may change on daily basis, depending on many factors, including the status of the private secondary markets and our particular portfolio at any given time.

There are significant potential risks associated with investing in venture capital companies with complex capital structures.

We invest primarily in what we believe to be rapidly growing venture-capital-backed emerging companies, either through private secondary transactions, other secondary transactions or direct investments in companies. Such private companies frequently have much more complex capital structures than traditional publicly traded companies and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions. In addition, it is often difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have senior or pari passu preferred shares or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when we have limited information with respect to such capital structures. Although we believe that the members of our Board have extensive experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a portfolio company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our NAV and results of operations.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government. These entities, including the Public Company Accounting Oversight Board and the SEC, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. On July 21, 2010, the Dodd-Frank Act was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act, and the SEC has adopted, and will continue to adopt, additional rules and regulations that may impact us. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

In addition, our failure to keep pace with such rules, or for our management to appropriately address compliance with such rules fully and in a timely manner, exposes us to an increasing risk of inadvertent non-compliance. While our management team takes reasonable efforts to ensure that we are in full compliance with all laws applicable to our operations, the increasing rate and extent of regulatory change increases the risk of a failure to comply, which may result in our ability to operate our business in the ordinary course or may subject us to potential fines, regulatory findings or other matters that may materially impact our business.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operating results or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

Our business and operation could be negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our share price.

In the past, following periods of volatility in the market price of a company’s securities, securities class-action litigation has often been brought against that company. Shareholder activism can take many forms or arise in a variety of situations. While we are currently not subject to any securities litigation or shareholder activism, due to the potential volatility of our share price and for a variety of other reasons, we may in the future become the target of securities litigation or shareholder activism. Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our Board’s attention and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, our share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.

We operate in a highly competitive market for direct equity investment opportunities.

A large number of entities compete with us to make the types of direct equity investments that we target as part of our business strategy. We compete for such investments with a large number of private equity and venture capital funds, other equity and non-equity-based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a registered closed-end management investment company. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time-to-time, and we can offer no assurance that we will be able to identify and make direct equity investments that are consistent with our investment objective.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Although we focus on achieving capital gains from our investments, in certain cases we may receive current income, such as interest or distributions, on our investments. Because in certain cases we may recognize such current income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, in order to maintain our qualification as a RIC, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus would be subject to corporate-level U.S. federal income tax.

We will be subject to corporate-level U.S. federal income tax if we are profitable and are unable to qualify as a RIC, which could have a material adverse effect on us and our shareholders.

We intend to elect to be treated as a RIC under the Code. Management generally believes that it will be in our best interests to be treated a RIC in any year in which we are profitable. To qualify for the special treatment accorded to RICs, we must meet certain income source, asset-diversification and annual distribution requirements. In order to satisfy the income source requirement, we must derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of Shares or other securities or foreign currencies, other income derived with respect to our business of investing in such stock or securities or income from “qualified publicly traded partnerships.” To qualify as a RIC, we must also meet certain asset-diversification requirements at the end of each quarter of our taxable year. In addition, in order to satisfy the annual distribution requirement for a RIC, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our shareholders on an annual basis. If we fail to qualify as a RIC for any year in which we are profitable and such profits exceed certain loss carryforwards that we are entitled to utilize, we will be subject to corporate-level U.S. federal income tax, which could substantially reduce our net assets, the amount of income available for distribution or reinvestment and the amount of our distributions. Such a failure could have a material adverse effect on us and our shareholders.

In any year in which we intend to be treated as a RIC, we may be forced to dispose of investments at times when we would not otherwise do so or raise additional capital at times when we would not otherwise do so, in each case in order to qualify for the special tax treatment accorded to RICs.

To qualify for the special treatment accorded to RICs, we must meet certain income source, asset-diversification and annual distribution requirements. Failure to meet these tests in any year in which we intend to be treated as a RIC may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and could result in substantial losses. In addition, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under the terms of our indebtedness that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to dispose of investments quickly enough to meet the asset-diversification requirements at the end of a quarter or obtain cash from other sources in order to meet the annual distribution requirement, we may fail to qualify for special tax treatment accorded to RICs and, thus, be subject to corporate-level U.S. federal income tax.

Our Shares will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, you will have limited liquidity and may not receive a full return of your invested capital if you sell your Shares.

Our Shares are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the future. We intend to explore a potential liquidity event for our shareholders between five and seven years following the completion of our offering stage, which may include further follow-on offerings. However, there can be no assurance that we will complete a liquidity event within such time or at all. We expect that our Board, in the exercise of its duties to us, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such an event is in our best interests.

In making the decision to apply for listing of our Shares or to pursue another liquidity event, our trustees will try to determine the approach that will result in greater value for our shareholders. In making a determination of what type of liquidity event is in our best interests, our Board, including our independent trustees, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our Shares, internal management requirements to become a perpetual life company and the potential for shareholder liquidity. If our Shares are listed, we cannot assure you a public trading market will develop.

You should also be aware that shares of publicly traded closed-end management investment companies frequently trade at a discount to their NAV. If our Shares are eventually listed on a national exchange, we would not be able to predict whether our Shares would trade above, at or below NAV. This risk is separate and distinct from the risk that our NAV may decline.

We may choose to pay dividends in our Shares, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our Shares. In accordance with certain applicable Treasury regulations and rulings issued by the Internal Revenue Service (“IRS”), a RIC may treat a distribution of its own shares as fulfilling the RIC distribution requirements if each shareholder may elect to receive his or her entire distribution in either cash or shares of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all shareholders must be at least 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, each shareholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in shares). In no event will any shareholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in shares will be equal to the amount of cash that could have been received instead of shares. Taxable shareholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received.

For any period that we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, U.S. shareholders that are individuals, trusts or estates will be taxed as though they received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. We anticipate that we will not qualify as a publicly offered RIC immediately after this offering. For any period that we are not a publicly offered RIC, a U.S. non-corporate shareholder’s allocable portion of our affected expenses will be treated as an additional distribution to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. For U.S. non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC. In particular, these expenses, which are “miscellaneous itemized deductions,” are currently not deductible by individuals (and beginning in 2026, will be deductible only to the extent they exceed 2% of such a shareholder’s adjusted gross income), and are not deductible for alternative minimum tax purposes.

Our Board may change our investment objective, operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse.

Our Board has the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our Shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment.

Provisions of our Declaration of Trust could deter takeover attempts and have an adverse impact on the price of our Shares.

Our Declaration of Trust contains provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent trustees. The existence of these provisions, among others, may have a negative impact on the price of our Shares and may discourage third-party bids for ownership of our company. These provisions may prevent any premiums being offered to holders of our securities.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our Shares and our ability make distributions.

Our business is highly dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and may adversely affect our business. There could be:

●	sudden electrical or telecommunications outages;

●	natural disasters such as earthquakes, tornadoes and hurricanes;

●	disease pandemics;

●	events arising from local or larger scale political or social matters, including terrorist acts; and

●	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our Shares and our ability to pay distributions to our shareholders.

Terrorist attacks, acts of war or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We face cyber-security risks.

Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Risks Related to Offerings Pursuant to this Prospectus

There is a risk that you may not receive distributions or that our distributions may not grow over time, particularly since we invest primarily in securities that do not produce current income.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. As we intend to focus on making primarily capital gains-based investments in equity securities, which generally will not be income producing, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable issuer of distributions, and we expect that our distributions, if any, will be less consistent than other companies that primarily make debt investments. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions. See “Regulation.”

We will have broad discretion over the use of proceeds from any future offering pursuant to this prospectus, to the extent any such offering is successful, and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of an offering and may use the net proceeds from any future offering pursuant to this prospectus in ways with which you may not agree, or for purposes other than those contemplated at the time of any such offering. We cannot assure you that we will be able to successfully utilize the proceeds within the timeframe contemplated. We will also pay operating expenses and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of any such offering. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any such offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that any future offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Investors in any future offering pursuant to this prospectus may incur immediate and substantial dilution.

Commissions and discounts payable to any underwriters, together with our organization expense and other expenses of any future offering, will reduce the net proceeds of any such offering available for us to invest. Depending upon the public offering price, and after deducting the underwriting discounts and commissions and the related offering expenses payable by us, in connection with any offering pursuant to this prospectus, investors in any such offering may be subject to an immediate and substantial dilution.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase our Shares, shareholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our NAV per share, then our shareholders would experience an NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue preferred shares, the NAV and market value of our Shares will likely become more volatile.

While we do not have any plans to issue preferred shares, our Declaration of Trust permits our Board to reclassify any authorized but unissued Shares into one or more classes of preferred shares. We cannot assure you that the issuance of preferred shares would result in a higher yield or return to the holders of the Shares. The issuance of preferred shares would likely cause the NAV and market value of the Shares to become more volatile. If the distribution rate on the preferred shares were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our Shares would be reduced. If the distribution rate on the preferred shares were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of Shares than if we had not issued preferred shares. Any decline in the NAV of our investments would be borne entirely by the holders of the Shares. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of the Shares than if we were not leveraged through the issuance of preferred shares. This greater NAV decrease would also tend to cause a greater decline in the market price for the Shares. We might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing our ratings, if any, on the preferred shares or, in an extreme case, our current investment income might not be sufficient to meet the distribution requirements on the preferred shares. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred shares. In addition, we would pay (and the holders of shares would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees if our total return exceeds the distribution rate on the preferred shares. Holders of preferred shares may have different interests than holders of Shares and may at times have disproportionate influence over our affairs.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

●	our future operating results;

●	our business prospects and the prospects of our portfolio companies;

●	the impact of investments that we expect to make;

●	our contractual arrangements and relationships with third parties;

●	the dependence of our future success on the general economy and its impact on the industries in which we invest;

●	the ability of our portfolio companies to achieve their objectives;

●	our expected financings and investments;

●	the adequacy of our cash resources and working capital; and

●	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

●	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

●	a contraction of available credit and/or an inability to access the equity markets could impair our investment activities;

●	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include investing in securities consistent with our investment objective, marketing to acquire new investors and other general corporate purposes. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital through a continuous offering as we deem appropriate to fund such new investments. We will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments. We anticipate that substantially all of the net proceeds of any such offering will be used for the above purposes within twelve to twenty-four months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of any such offering. We cannot assure you we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds of any such offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

With the majority of our investments being long-term equity investments into early stage companies, we do not anticipate a significant distribution for several years. We may, however, through alternative investments such as revenue sharing agreements, provide distributions on a nearer term, although we do not anticipate those investments being the primary drivers of investment return.

We intend to elect to be treated as a RIC under Subchapter M of the Code, beginning with our 2021 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Certain U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional Shares under our distribution reinvestment plan, out of assets legally available therefor, unless you elect to receive your distributions and/or long-term capital gains distributions in cash. Under the distribution reinvestment plan, if a U.S. shareholder owns Shares registered in its own name, the U.S. shareholder will have all cash distributions automatically reinvested in additional Shares unless the U.S. shareholder opts out of our distribution reinvestment plan by delivering a written notice to our distribution paying agent prior to the record date of the next dividend or distribution. See “Distribution Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. shareholder. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. You may elect to have dividends reinvested rather than receiving them directly. See “Distribution Reinvestment Plan.”

The timing and amount of our distributions, if any, will be determined by our Board. Any distributions to our shareholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments. As such, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable issuer of distributions, and we expect that our distributions, if any, will be much less consistent than other registered closed-end companies that primarily make debt investments. However, to the extent there are earnings or realized capital gains to be distributed, we intend to declare and pay a distribution at least annually.

INVESTMENT OBJECTIVE AND POLICIES

Our investment objective is to maximize our portfolio’s long-term total return, principally by seeking capital gains on our equity investments and secondarily through ordinary income from debt and debt-like investments. Our investment strategy focuses on seed and early-growth stage companies, traditionally defined as Venture Capital investments.

The Company has adopted restrictions and policies relating to the investment of the Company’s assets and its activities. Certain of the restrictions are fundamental policies of the Company and may not be changed without the approval of the holders of a majority of the Company’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares), including class approval by a majority of the Company’s outstanding preferred shares, if any (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the preferred shares, as a single class, represented at a meeting at which more than 50% of the Company’s outstanding preferred shares are represented or (ii) more than 50% of the outstanding preferred shares).

Fundamental Investment Restrictions. Under these fundamental investment restrictions, the Company may not:

1.	Concentrate its investments in a particular industry.

2.	Borrow money, except as permitted under the 1940 Act.

3.	Issue senior securities to the extent such issuance would violate the 1940 Act.

4.	Purchase or hold real estate, except the Company may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Company may purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Company may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act.

7.	Make loans to the extent prohibited by the 1940 Act.

Notations Regarding the Company’s Fundamental Investment Restrictions. The following notations are not considered to be part of the Company’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; tax exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Company’s industry classifications, the Company currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Company management. The policy also will be interpreted to give broad authority to the Company as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act, including the rules and regulations thereunder, generally prohibits the Company from borrowing money (other than certain temporary borrowings) unless immediately after the borrowing the Company has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Company’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1⁄3% of the Company’s total net assets, including assets attributable to such leverage). Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when the Company engages in such transactions, the Company, instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Company’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit the Company to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the Company to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act. Under the 1940 Act, the Company may not issue senior securities representing Shares unless immediately after such issuance the value of the Company’s total net assets is at least 200% of the liquidation value of the Company’s outstanding senior securities representing Shares, plus the aggregate amount of any senior securities representing indebtedness (effectively limiting the use of leverage through senior securities to 50% of the Company’s total net assets). In addition, the Company is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of such declaration, the asset coverage tests described above are satisfied after giving effect to such dividend or distribution. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the 1940 Act does not prohibit the Company from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Company’s underwriting commitments, when added to the value of the Company’s investments in issuers where the Company owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Company to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Company from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Company may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the 1940 Act does not prohibit the Company from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Unless otherwise indicated, all limitations under the Company’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Company’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Company’s total assets will not require the Company to dispose of an investment until the Board determines that it is practicable to sell or close out the investment without undue market or tax consequences.

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

Overview

We were formed as a Delaware statutory trust in November, 2019. This offering will provide our initial capital resources.

Revenues. We plan to generate revenue in the form of capital gains through the appreciation in the value of our equity positions in venture capital-backed, rapidly growing emerging non-public companies. We may generate interest income or revenue sharing income from of a portion of our portfolio. The level of revenue that we generate will be largely dependent on economic, regulatory, and competitive factors that influence new investment activity, the level of realization events (e.g., mergers, refinancings or public offerings) we experience with respect to our equity investments, and our ability to secure equity capital for our investment activities. We will likely be unable to predict the timing and amount of any capital gains we may receive from our portfolio investments. Accordingly, the revenue we generate, if any, will likely be subject to significant fluctuations.

Expenses. As an internally managed fund, all operating and related company expenses are paid directly by the Company. We will strive to keep all operating expenses low during the start-up period, investing primarily in efforts to attract high quality deal flow, marketing to acquire new investors and creating the operational structure required to successfully achieve our investment objectives.

Financial condition, liquidity and capital resources. We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. Government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our Shares. Immediately after this offering, we expect to have cash resources in excess of $[ ] million and no indebtedness, assuming an initial offering price per share of $20. To the extent that our NAV increases, we will sell at a price necessary to ensure that shares are not sold at a price per share that is below our NAV per share. In connection with the determination of our NAV, our Board will establish a new net offering price that is equal to our NAV per share.

We do not currently anticipate incurring indebtedness on our portfolio, or paying any interest, during the twelve months following the commencement of this offering. We also do not currently anticipate issuing any preferred shares.

Because we generally invest in equity and equity-related securities, with respect to the majority of our portfolio companies, we do not expect regular realization events (e.g., mergers, refinancings or public offerings), if any, to occur in the near term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Liquidity events may include an initial public offering, a new round of financing, a private sale of our equity interest to a third party, a merger or an acquisition of the portfolio company or a purchase of our equity position by the portfolio company or one of its shareholders.

Contractual Obligations

We will enter into a contract under which we have material future commitments, the Administration Agreement, pursuant to which the Administrator has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations. Payments under the Administration Agreement will be based upon our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the compensation of our chief compliance officer (the “Chief Compliance Officer”), chief financial officer (the “Chief Financial Officer”) and any administrative support personnel. See “Administration Agreement.” For a discussion of the estimated amount of our obligations under the Administration Agreement based on a number of assumptions, see “Fees and Expenses.” The Administration Agreement may be terminated by either party without penalty upon not more than [       ] days’ written notice to the other party.

Certain Relationships and Transactions

Our executive officers and trustees serve or may serve as officers and trustees or directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our shareholders.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and trustees. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. Our Board will review these procedures on an annual basis.

We intend to adopt a code of ethics which will apply to, among others, our senior officers, including our chief executive officer (the “Chief Executive Officer”) and Chief Financial Officer, as well as all of our officers, trustees and employees. Our officers and trustees also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our code of ethics will require that all employees and trustees avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and trustee will be required to disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Board will be charged with approving any waivers under our code of ethics.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the U.S. of America, or GAAP. The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Portfolio Investments

Valuation of early stage companies is challenging, as most start-ups lack the historic information required to validate forward-looking projections and perform a reasonable valuation process. Until our companies grow to a point traditional valuation methods apply, we will value our investments based on how they progress through capital raising cycles. In venture capital investing, when a company is raising a funding round they will seek a lead investor who will, to their best effort, define a valuation of the company. Generally, we will adjust the valuation of each of our venture stage portfolio companies when the valuation is set by new investors in a further funding round or when other circumstances require. Since we will be investing in Seed and “Series A” (i.e., the next typical financing round after the funding) funding rounds, we anticipate most companies experiencing several more rounds that will enable us to adjust our valuation. Funding rounds happen for a start-up company typically every twelve to eighteen months.

We will value our investments at least quarterly in connection with reporting financial information in our annual report on Form N-CSR, semiannual report on Form N-CSRS or monthly report on Form N-PORT, as applicable. Our NAV per share will equal the value of our total assets minus liabilities and any preferred shares outstanding divided by the total number of Shares outstanding. For more information on how we value our portfolio investments, see “Determination of Net Asset Value.”

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments and write off any previously accrued and uncollected interest when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

Fee Income

We may periodically provide services, including structuring and advisory services, to our portfolio companies. We recognize income from fees for providing such structuring and advisory services when the services are rendered or the transactions completed. We also receive upfront debt origination or closing fees in connection with our debt investments. Such upfront debt origination and closing fees are capitalized as unearned income on our balance sheet and amortized as additional interest income over the life of the debt investment.

Payment-in-Kind Interest

We may have investments in our portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to shareholders in the form of distributions, even if we have not collected any cash.

BUSINESS

The Company

We are a newly-organized Delaware statutory trust that will operate as an internally managed registered closed-end management investment company. Our investment objective is to maximize our portfolio’s long-term total return, principally by seeking capital gains on our equity investments and secondarily through ordinary income from debt and debt-like investments. We will invest principally in the equity securities of what we believe to be rapidly growing venture-capital-backed emerging companies. Secondarily, we will invest in alternative financing strategies such as debt securities and revenue sharing agreements that we believe will provide comparatively high returns, on a risk-adjusted basis. We intend to elect to be treated as a RIC under subchapter M of the Code. See “Certain U.S. Federal Income Tax Considerations.”

Entrepreneurs must have access to capital to fund the creation and growth of their businesses until they are able to achieve self-sustainability. Often, entrepreneurs who create technology-based businesses do not qualify for traditional financing that comes from institutions such as banks. Our target investments are in companies that we believe to be growing but are in an early stage of development, which is known as the “venture” stage, and the capital provided to them as “venture capital.” At this stage, companies typically are start-up companies and small businesses that are believed to have exceptional growth potential, or that have grown quickly and appear poised to continue to expand.

Traditionally, venture capital investments have come from “angel investors” (private, wealthy individuals who directly invest into a start-up company) or from venture capital firms where wealthy individuals and institutions pool capital into a professionally managed fund that diversifies invested capital across a portfolio of companies. Most often venture capital funds are private companies, governed by accreditation rules which restrict access to “accredited investors,” generally individuals who make at least $200,000 each year and/or have a $1,000,000 net worth (among other rules) or “qualified purchasers,” entities or individuals who have over $25 million or $5 million in investments, respectively (among other rules).

We offer a new, alternative approach to traditional venture capital firm investing. We are creating a new type of fund class that redefines eligible investors in funds that that type of investment strategy. We refer to ourself, and this new type of fund, as an “Access Fund.” Being an Access Fund, we grant retail investors access to investments in venture-stage companies by pooling their investments in a fund and using it as venture capital, an opportunity and asset class that they typically would not have access to.

Access Fund – We are an internally managed registered closed-end management investment company focused on a venture capital strategy, which we are calling an “Access Fund.” As a registered investment company, an Access Fund removes the accreditation limitations, opening up access to tens of millions of people who currently do not have access to invest in venture-capital-focused funds.

Our Access Fund gives small investors the opportunity to get exposure to an asset class historically unavailable to them through a professionally managed fund strategy.

Pursuing Underserved Opportunities – Venture Capital investing is largely concentrated on the coasts of the U.S., specifically in California, New York and Massachusetts. In fact, over 75% of all venture capital dollars were invested in just these three states in 2018. At the same time, many other large cities, including Columbus, Ohio where we are located, are experiencing a significant increase in technology start-up activity and venture capital investment. We believe great entrepreneurs and great companies can arise from anywhere and that currently underserved regions will create great investment opportunities for us.

Investment Strategy

Our investment objective is to maximize our portfolio’s long-term total return, principally by seeking capital gains on our equity investments and secondarily through ordinary income from debt and debt-like investments. Our investment strategy focuses on seed and early-growth stage companies, traditionally defined as Venture Capital investments. This will include start-up companies that are pre-revenue up to growth companies that are in early stages of significant revenue growth. We will primarily look to invest in equity capital to purchase partial ownership of a company, but may employ other means of financing on a case-by-case basis, including convertible notes and revenue sharing agreements.

Our investment strategy is built on a thorough due diligence and qualification process. For every thousand businesses we review, we anticipate making only a handful of investments. In all cases, we will follow a process that is intended to discover the opportunities that we believe will provide the highest risk-adjusted returns for our investors, and where we can make the most significant impact as an organization, given our unique structure as an Access Fund and the experiences our management have had in building businesses. The process includes:

●	Deal Flow - We have several sources of deal flow that are produced through our network of relationship, including other venture capital focused investors, banking and finance relationships, organizations that support entrepreneurs, and direct from entrepreneurs. This network continues to expand and will provide sustainable deal flow for us to evaluate.

●	Initial Filtering – 80% of opportunities of which we become aware are typically eliminated in this stage. These are deals that do not fit our investment objectives and are easily eliminated from consideration.

●	Qualification – The remaining 20% will represent companies that we see promise in but need to perform due diligence on. Due diligence involves the following process:

o	Initial Conversation – This is the first engagement with the founder and is either in person or over video conference. The objective is to hear the company story from the founder’s perspective.

o	Due Diligence Checklist – The gathering of critical documents (shareholders agreements, product information, intellectual property and more) off of our established list that assist in due diligence.

o	Market Deep Dive – This is an internal stage where our team takes a deep dive to understand the essence of what the start-up is pursuing and to determine whether the founder’s vision for their start-up aligns with our goals, values and investment objectives.

●	Deal Terms – We can lead a round of financing involving a number of investors or we can be the only investor. In the latter case, we will work with the founder of the company on deal terms and execute the investment. We may also participate in a funding round with an existing lead investor and invest at the terms established by the lead investor and start-up company.

●	Types of Financing – Our investment goal is the appreciation of the value of our investments to provide superior returns, on a risk adjusted basis, to our investors. We will use a number of financing methods to achieve this objective, including but not limited to:

o	Equity – Cash investment to purchase partial ownership in a company. We will invest in both common and preferred shares which is typically defined by investors who lead a financing round and set terms with the company.

o	Convertible Agreements – Instruments that begin as a debt or option agreement with the intent of converting to equity in the future. These are typically some of the earliest investments in a company, where setting valuation is undesirable.

o	Revenue Sharing Agreements – Investments into growth companies where our return is a portion of the monthly revenues generated by the company.

Our investment strategy is opportunistic across industries and sectors. We will focus on entrepreneurs and teams that we believe are creating innovation in their market that we believe will create high growth opportunity and long-term, sustainable advantage in the marketplace. Specifically, we are looking for:

●	World Class Entrepreneurs – We will invest in entrepreneurs whom we believe have a unique view of the market they are pursuing and have demonstrated capability to thrive in the realities of building high growth start-up companies.

●	Innovation in Technology and Business Models – New technologies continually revolutionize industries, often accompanied by innovation in business models, such as shifting from one-time transactions to subscription pricing models. Our focus will be to find new businesses that are delivering innovation at the right time in their market, creating disruption that will enable high growth.

Once we have made an investment our goal is to support the company as much as we can. We believe Access Funds can create unique value to benefit our start-ups, which we explain more deeply in following sections. Our mission is to support founders and teams along that journey, with specific focus on:

●	Product/Market Fit – Achieving product/market fit involves delivering product that is serving a true need in a market, evident through customer growth and revenue. Especially for technology-based start-ups, there is often a long time period from business idea to achieving product/market fit.

●	Leveraging Our Fund Network – Unique to an Access Fund will be potentially thousands of fund investors who can help the companies we invest in. Our goal will be to understand what our start-ups need and leverage our fund investor network to contribute. This could be promoting a product launch through social media channels, seeking product feedback, finding customers, or a number of other activities. We believe the Access Fund Model will attract investors in the Company with an interest in sharing their relevant expertise with our portfolio companies. There is no guarantee that we will attract such investors or that the assistance they provide to portfolio companies will ultimately result in an increase in the value of our investment in such companies. However, we invite all prospective investors to contact us to the extent they have relevant expertise to see how, if at all, they might be able to assist our portfolio companies.

●	Founder Support – We invest in companies because of belief in the founder(s) and their team to pursue their vision and create success. We want to be a positive sounding board and provide help as needed to support the teams we believe in.

Competitive Advantages

We believe that we benefit from the following competitive advantages in executing our investment strategy:

●	Geographic Diversity: High growth technology start-ups are emerging in cities across the country. While venture capital investing is highly concentrated in California, New York and Massachusetts, many other large US cities are experiencing a surge in venture capital opportunities. Columbus, Ohio, where we are headquartered, is home to several high growth start-up companies and a growing universe of venture capital investors. We believe participating in the development of these ecosystems will allow us to access the highest quality start-ups in these regions, while also sourcing deals from traditional venture capital regions.

●	Access Fund Investor Network: An Access Fund is uniquely different from the traditional type of fund focused on venture capital investing. With us, there is potential for thousands of investors to be in the Company, which would create opportunities for us to support the start-ups we invest in. For instance, all start-up companies need help gaining new customers. For example, we believe that there will be members of our investor community with expertise in marketing or similar areas that would be willing to work with portfolio companies to assist them in increasing their market share. The value of this network promotion has been observed in crowdfunding campaigns and can be a significant value to start-ups. Finding all of the ways we can leverage our network of investors will be a long-term exercise.

●	Founder Friendly: Often venture capital investors create conflicting interests in company capitalization that can create negative long-term consequences for founders, employees and angel investors. As an example, multiple layers of preferred shares can convolute shareholder ownership and rights, creating inequality in both downside risk and upside potential. We are focused on preserving value creation for all who contribute to building a company through simple and transparent deal structures.

●	Multiple Investment Options: Successful start-ups that can experience high growth are often passed-up by venture capitalists because they do not have the growth potential to achieve fund returns in an equity-only strategy. Because we can invest in alternative forms such as revenue sharing agreements we will be able to provide funding to great businesses that provide great returns to our fund.

Operating and Regulatory Structure

We are a newly-organized Delaware statutory trust that will operate as an internally managed registered closed-end management investment company. Our investment objective is to maximize our portfolio’s long-term total return, principally by seeking capital gains on our equity investments and secondarily through ordinary income from debt and debt-like investments. We will invest principally in the equity securities of what we believe to be rapidly growing venture-capital-backed emerging companies.

As a registered closed-end investment company, we are subject to regulation under the 1940 Act. See “Regulation.” In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Certain U.S. Federal Income Tax Considerations.”

Our investment activities will be managed by our founder and president William Zell and other individuals under his direction. Our overall operations will be overseen by our Board. We have also entered into an Administration Agreement, under which we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

Investment Process

Our investment process is similar to venture capital and private equity funds, focusing on the following stages:

●	Deal Sourcing: We will continually build our network and put in effort to source high quality deal opportunities. Because start-ups can start and grow in obscurity, there is significant effort required to ensure our capabilities to invest are well known. This effort will create an inflow of investment opportunities which will be filtered down to those that match our investment objectives.

●	Due Diligence: For start-ups that fit our investment objective we will enter a due diligence stage that will be a deep dive into the company, market, competition and more in order to gain (or not) a conviction to invest in and support a company for several years. Due diligence is a key driver to early stage investment success. Our due diligence process is thorough.

●	Deal Terms: In cases where we are the lead investor we will establish deal terms with the start-up in the form of a term sheet

●	Investment Committee: Companies that have successfully made it through due diligence will be presented to our investment committee. The investment committee must unanimously approve an investment in order for it to be approved.

Competition

Our primary competitors include specialty finance companies including late stage venture capital funds, private equity funds, public funds investing in private companies and business development companies. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to Our Business and Structure.”

Employees

As an internally managed fund, the Company directly employs all management and other employees. Our objective over time is to build a team of highly talented investment and operational professionals to execute our investment objective. As a start-up ourselves we will only bring on new team members when capacity demands it.

Properties

Our principal office is located at 175 S. Third, Suite 200, Columbus, Ohio 43215. Our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

Although we may, from time-to-time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are not currently a party to any pending material legal proceedings.

MANAGEMENT

Our Board oversees our management. The Board currently consists of three members who will each serve for an indefinite term. Two members of the Board are not “interested persons” of the Company within the meaning of Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent trustees.” Our Board elects our officers, who serve at the discretion of the Board. The responsibilities of each trustee will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board has also established an Audit Committee and may establish additional committees in the future.

Trustees and Executive Officers

Trustees

Information regarding the Board is as follows:

Name	Age	Position	Trustee Since
Interested Trustees William L. Zell	36	Chief Executive Officer	2019
Independent Trustees

	[ ]

The address for each of our trustees is [      ].

Executive Officers Who Are Not Trustees

Name	Age	Position
[ ]	[ ]	Chief Financial Officer
[ ]	[ ]	Chief Compliance Officer

Biographical Information

Trustees

Our trustees have been divided into two groups — interested trustees and independent trustees. An interested trustee is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Trustees

Mr. Zell is an “interested person” of the Company as defined in the 1940 Act due to his position as Chief Executive Officer.

William L. Zell is the founder of the Company and has served as our Chief Executive Officer and Chair of our Board since 2019 and is primarily responsible for overall investment strategies and portfolio management. Mr. Zell founded his first company, LFH Properties & Investments, LLC in 2006, focused on real estate investing in his hometown near Columbus, Ohio. Mr. Zell has also co-founded three technology companies; Huddlewoo in 2011, ConnectToHome in 2012, and Nikola Labs in 2014. He currently serves as Chief Executive Officer and has led the company through commercialization, raising over $10 million of venture capital, while growing the team to more than 40 employees. Mr. Zell was recognized as an Executive of the Year in 2019 by Columbus Business First and was nationally recognized by the White House as an Empact 100 Honoree in 2011, a recognition for the most promising entrepreneurs under age 30. Mr. Zell attended Ohio State University. Mr. Zell’s depth of experience in managerial positions in technology-based start-ups, as well as his intimate knowledge of our business and operations, gives the Board valuable industry-specific knowledge and expertise on these and other matters.

Independent Trustees

The following trustees are not “interested persons” of the Company, as defined in the 1940 Act.

[To be provided].

Board Leadership Structure

Our Board monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our Board approves the appointment of our officers, reviews and monitors the services and activities performed by our executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our Declaration of Trust, our Board may designate a Chair to preside over the meetings of the Board and meetings of the shareholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chair of the Board should be an independent trustee and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time-to-time, based on the criteria that is in the best interests of the Company and its shareholders at such times.

William Zell serves as the Chair of our Board. Mr. Zell is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is Chief Executive Officer of the Company. We believe that Mr. Zell’s extensive depth of experience in managerial positions in technology-based start-ups, as well as his intimate knowledge of our business and operations, qualify him to serve as the Chair of our Board. We believe that the Company is best served through this existing leadership structure.

Our Board does not currently have a designated lead independent trustee. We are aware of the potential conflicts that may arise when non-independent trustees serve as designated lead trustee and as Chair of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent trustees in executive session without the presence of interested trustees and management and the establishment of an Audit Committee comprised solely of independent trustees.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.

Board’s Role in Risk Oversight

Our Board performs its risk oversight function primarily through its Audit Committee, which is comprised solely of independent trustees and reports to the entire Board, and active monitoring by our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board,” the Audit Committee assists the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements. The Audit Committee’s risk oversight responsibilities also include establishing guidelines and making recommendations to our Board regarding the valuation of our investments.

Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and those of our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and those of our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent trustees at least once each year.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board

Our Board has established an Audit Committee and a Compensation Committee. During 2020, our Board held [     ] meetings and our Audit Committee held [     ] meetings. All incumbent trustees attended at least [    ]% of the aggregate number of meetings of the Board and of the respective committees on which they serve. We require each trustee to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of shareholders. In 2020, all of our trustees attended the annual meeting of shareholders.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee and which is made available on our website at [           ]. The Board and Audit Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations, including securities that, while listed on a private securities exchange, have not actively traded. The Audit Committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements. The Audit Committee also establishes guidelines and makes recommendations to our Board regarding the valuation of our investments.

The Audit Committee is currently composed of [     ] and [      ], neither of whom are “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. [      ] serves as Chair of the Audit Committee. Our Board has determined that [      ] is an “Audit Committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. [      ] meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Compensation Committee and which is made available on our website at [           ]. The Compensation Committee is responsible for reviewing and evaluating compensation and making recommendations to the Board regarding incentive compensation. In addition, the Compensation Committee is responsible for assisting the Board with matters related to compensation generally, including director compensation. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The Compensation Committee consists of [      ], all of whom are considered independent for purposes of the 1940 Act. [      ] serves as the chair of the Compensation Committee.

Compensation of Trustees

Our independent trustees will receive an annual fee of $[      ]. They will also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board and committee meeting attended in person. In addition, the Chair of the Audit Committee will receive an annual fee of $[      ] and each Chair of any other committee will receive an annual fee of $[     ] for his or her additional services, if any, in these capacities. Independent trustees will have the option to receive their trustees’ fees paid in our Shares issued at a price per share equal to the greater of NAV or the market price at the time of payment. No compensation will be paid to trustees who are “interested persons” of the Company, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

We will be operated like many of the start-ups we will invest in. In the early days of formation we will use available capital for the most critical investments to generate returns. In our case, that is using available capital primarily for investing in start-ups and also for marketing efforts to attract new investors into the fund.

During this start-up period the management of the Company will work diligently to minimize operations cost. As the team is built out we will compensate team members with both salary and equity options. It will be expected that Executive Officers and senior management will have salary compensation below market rates until the time that the Company is sufficiently funded and has operational stability. As the Company matures, employee and executive officers will receive the salaries and be entitled to bonus compensation pursuant to their employment agreements as described above

Indemnification Agreements

We have entered into indemnification agreements with our trustees and executive officers. The indemnification agreements are intended to provide our trustees and executive officers the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that the Company shall indemnify the trustee or officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act.

CONFLICTS OF INTEREST AND RELATED PARTY
TRANSACTIONS AND CERTAIN RELATIONSHIPS

Our executive officers and trustees serve or may serve as officers and trustees of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which will divert their attention away from our business matters in a manner that might not be in the best interests of us or our shareholders.

While the investment focus of each of these entities may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers and trustees intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related-party transactions. To ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and trustees. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval of our Board or exemptive relief for such transaction. Our Board will review these procedures on an annual basis.

We intend to adopt a code of ethics which will apply to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, trustees and employees. Our officers and trustees also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our code of ethics will require that all employees and trustees avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our code of ethics, each employee and trustee will be required disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Board will be charged with approving any waivers under our code of ethics.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Immediately prior to the completion of this offering, there will be [      ] Shares outstanding and one shareholder of record (representing approximately [     ]% of our Shares outstanding upon completion of this offering). The following table sets forth certain ownership information as of [     ], 2020 with respect to our Shares for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding Shares and all officers and trustees, as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our Shares, if any, is based upon Schedule 13G and Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Unless otherwise indicated, the address of all executive officers and trustees is c/o Zell Capital, 175 S. Third, Suite 200, Columbus, Ohio 43215.

	Immediately prior to this offering		Immediately after this offering(1)
Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(2)	Percentage of Class	Number of Shares Owned Beneficially(2)	Percentage of Class
Interested Trustees:
William L. Zell	-	-%	[ ]	[ ]	%

Independent Trustees:
	-	-%	[ ]	[ ]	%
	-	-%	[ ]	[ ]	%

Other:

*	Represents less than one percent (1.0%)
(1)	Assumes issuance of [ ] Shares offered hereby.
(2)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

The following table sets forth the dollar range of our equity securities that are beneficially owned by each of our trustees as of [ ], 2020.

Name of Trustee	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Trustees
William L. Zell	None
Independent Trustees

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on a price per Share of $20. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

REGULATION

General

We are a newly organized, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

●	change our classification to an open-end management investment company;
●

except in each case in accordance with our policies with respect thereto set forth in this prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

●

deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this prospectus, deviate from any investment policy which is changeable only if authorized by shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

●	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our trustees must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we will be prohibited from protecting any trustee or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our trustees who are not interested persons and, in some cases, prior approval by the SEC.

We are permitted, under specified conditions, to issue one class of indebtedness and one class of shares senior to our Shares if our asset coverage, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, is at least equal to 300% immediately after each such issuance. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is shares, except that in each case any such class of indebtedness or shares may be issued in one or more series. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

We will generally not be able to issue and sell our Shares at a price below NAV per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a closed-end investment company affect our ability to, and the way in which we, raise additional capital.” We may, however, sell our Shares, or at a price below the then-current NAV of our Shares if our Board determines that such sale is in our best interests and the best interests of our shareholders, and our shareholders approve such sale. In addition, we may generally issue new Shares at a price below NAV in rights offerings to existing shareholders, in payment of distributions and in certain other limited circumstances.

As a registered closed-end management investment company, we will generally be limited in our ability to invest in any portfolio company in which our principals or any of our principals’ affiliates currently has an investment or to make any co-investments with our principals or our principals’ affiliates without an exemptive order from the SEC, subject to certain exceptions.

Although we do not presently expect to do so, we are authorized to borrow funds up to an amount not to exceed the limitations of the 1940 Act to make investments. We may also borrow funds, consistent with the foregoing limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a registered closed-end management investment company, we will be subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Temporary Investments

Pending investment in portfolio securities consistent with our investment objective and strategies described in this prospectus, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Code of Ethics

We intend to adopt a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally will not permit investments by our employees in securities that may be purchased or held by us. You will be able to obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. The code of ethics is also available on our website at [           ].

Compliance Policies and Procedures

We intend to adopt and implement written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are we will be required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures. [          ] will serve as our Chief Compliance Officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

●	pursuant to Rule 30a-2 of the 1940 Act, our Chief Executive Officer and must certify the accuracy of the financial statements contained in our periodic reports;

●	pursuant to Form N-CSR, our semi-annual reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

●	pursuant to Form N-CSR, our semi-annual reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

●	pursuant to Form N-CEN, our annual reports must include a report from our independent registered public accountant on our internal controls over financial reporting and we must disclose whether such report identified any material weaknesses in our internal controls.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by our management, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of the Company and its affiliated companies. This notice supersedes any other privacy notice you may have received from the Company, and its terms apply both to our current shareholders and to former shareholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase our Shares, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

●

We may disclose shareholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

●	If required by law, we may disclose shareholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

DETERMINATION OF NET ASSET VALUE

Valuation of early stage companies is challenging, as most start-ups lack the historic information required to validate forward-looking projections and perform a reasonable valuation process. Until our companies grow to a point traditional valuation methods apply, we will value our investments based on how they progress through capital raising cycles. In venture capital investing, when a company is raising a funding round they will seek a lead investor who will, to their best effort, define a valuation of the company. Generally, we will adjust the valuation of each of our venture stage portfolio companies only when the valuation is set by new investors in a further funding round. Since we will be investing in Seed and “Series A” (i.e., the next typical financing round after the funding) funding rounds, we anticipate most companies experiencing several more rounds that will enable us to adjust our valuation. Funding rounds happen for a start-up company typically every twelve to eighteen months.

We will value our investments at least quarterly in connection with reporting financial information in our annual report on Form N-CSR, semiannual report on Form N-CSRS or monthly report on Form N-PORT, as applicable. Our NAV per share will equal the value of our total assets minus liabilities and any preferred shares outstanding divided by the total number of Shares outstanding.

Under the 1940 Act, the value of an investment is equal to its market quotation, if readily available, or its “fair value,” if there is no readily available market quotation. Because the overwhelming majority of our investments will have no market quotation, most of our portfolio companies will be valued by their fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board determines fair value of its investments on at least a quarterly basis or at such other times when it feels it would be appropriate to do so given the circumstances. A determination of fair value involves subjective judgments and estimates and depends on the facts and circumstances present at each valuation date. Due to the inherent uncertainty of determining fair value of portfolio investments that do not have a readily available market value, fair value of investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Financial Accounting Standards Board Account Standards Condition Topic 820: Fair Value Measurements and Disclosures (“ASC 820”) specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable that establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Valuations based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access at the measurement date.

Level 2—Valuations based on observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

Level 3—Valuations based on unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model. The majority of the Company’s investments are Level 3 investments and are subject to a high degree of judgment and uncertainty in determining fair value.

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3).

Securities for which reliable market quotations are not readily available will each have its fair value determined as follows:

1.	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Company responsible for the portfolio investment;

2.	Preliminary valuation conclusions are then documented and discussed with the Company’s senior management;

3.	An nationally recognized independent third-party valuation firm is engaged by the Board and Audit Committee to conduct independent appraisals and review management’s preliminary valuations and make its own independent assessment, for all investments for which there are no readily available market quotations;

4.	The Audit Committee discusses the valuations and recommends to the Board a fair value for each investment in the portfolio based on the input of management and the independent third-party valuation firm; and

5.	The Board then discusses the valuations recommended by the Audit Committee and determines in good faith the fair value of each investment in the portfolio.

In making a good faith determination of the fair value of investments, the Company considers valuation methodologies consistent with industry practice. Valuation methods utilized include, but are not limited to the following: comparisons to prices from secondary market transactions; venture capital financings; public offerings; purchase or sales transactions; as well as analysis of financial ratios and valuation metrics of the portfolio companies that issued such private equity securities to peer companies that are public, analysis of the portfolio companies’ most recent financial statements and forecasts, and the markets in which the portfolio company does business, and other relevant factors. The Company assigns a weighting based upon the relevance of each method to determine the fair value of each investment.

The following example is a likely scenario for determining the fair value of a venture-stage portfolio company:

1.	The Company makes a $500,000 investment into Start-up XYZ at a $2 million pre-money valuation, purchasing 20% ownership in the company. The value of the investment is set at $500,000 and may not change until the next funding round.

2.	Start-up XYZ uses the $500,000 to fund business operations and growth and in 12 months is ready to raise the next round of capital.

3.	Start-up XYZ finds a lead investor for the next funding round and determines to raise $4 million at a $10 million pre-money valuation, selling 28% of the company to new investors. The valuation of Start-up XYZ will be based on comparable investor-backed companies as well as business metrics and milestones achieved.

4.	The Company chooses not to invest in the funding round, and after it is successfully closed, the Company will perform a new valuation of this holding.

5.	The Company’s original 20% ownership in the company is diluted by the 28% that is sold to new investors, so the ownership stake in the company after the funding round is 14.4%. The cash value of the investment is the total enterprise value of $14 million ($10 million initial valuation plus $4 million in new capital) multiplied by the 14.4% ownership, or $2,016,000. This would create a paper gain of $1,516,000 above the original investment of $500,000, and the Company would account for that gain in the adjustment of the NAV of the Company.

6.	Start-up XYZ will use the $4 million in new investor capital to fund business operations and growth to lead to a next funding round or liquidity event. At each new funding round a similar valuation exercise will take place. It can be expected that the Company’s portfolio companies experience several rounds of financing prior to an exit or liquidity event.

7.	At each stage of financing it would be standard for the Company to face dilution created by new capital being invested into the company. The overall objective is to support our start-ups in using capital they raise to create market success and to increase the equity value of the company, so as dilution is created in new financing rounds, the value of our holdings continues to increase.

8.	In the worst-case scenario, Start-up XYZ goes out of business and no capital is returned to the Company. The fund would recognize a full loss of the original $500,000 investment.

Determinations in Connection with Offerings

In connection the continuous offering of our Shares, our Board or an authorized committee thereof will be required to make a good faith determination that we are not selling our Shares at a price below the then current NAV of our Shares at the time at which the sale is made. Our Board or an authorized committee thereof will consider the following factors, among others, in making such a determination:

●	the NAV of our Shares disclosed in the most recent periodic report that we filed with the SEC;
●	our management’s assessment of whether any material change in the NAV of our Shares has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our Shares and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our Shares; and

●	the magnitude of the difference between (i) a value that our Board or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) NAV of our Shares, which is generally based upon the NAV of our Shares disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of our Shares since the date of the most recently disclosed NAV of our Shares, and (ii) the offering price of our Shares in the proposed offering.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DISTRIBUTION REINVESTMENT PLAN

We intend to adopt a distribution reinvestment plan, through which all distributions are paid to shareholders in the form of additional Shares, unless a shareholder elects to receive cash as provided below. In this way, a shareholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action is required on the part of a registered shareholder to receive a distribution in Shares. A registered shareholder may elect to receive an entire distribution in cash by notifying [      ], the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to shareholders. The plan administrator will set up an account for shares acquired through the plan for each shareholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole Shares and a check for any fractional share.

Those shareholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We use only newly-issued shares to implement the plan, whether our Shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a shareholder is determined by dividing the total dollar amount of the distribution payable to such shareholder by [ ]. Market price per share on that date will be the [ ]. The number of Shares to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our shareholders have been tabulated.

There is no charge to shareholders for receiving their distributions in the form of additional Shares. The plan administrator’s fees for handling distributions in Shares are paid by us. There are no brokerage charges with respect to Shares we have issued directly as a result of distributions payable in Shares. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $[ ] transaction fee plus brokerage commissions from the proceeds.

Shareholders who receive distributions in the form of Shares are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of Shares received in a distribution from us will be equal to the total dollar amount of the distribution payable to the shareholder.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at [              ] or by phone at [              ].

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our Shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our Shares as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, U.S. expatriates, regulated investment companies, real estate investment trusts, personal holding companies, persons who acquire our Shares in connection with the performance of services, and financial institutions.. This summary assumes that investors hold our Shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this registration statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

This summary does not discuss the consequences of an investment in shares of our preferred shares, debt securities or warrants representing rights to purchase our Shares, preferred shares or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. shareholder” generally is a beneficial owner of shares who is for U.S. federal income tax purposes:

●	a citizen or individual resident of the U.S. including an alien individual who is a lawful permanent resident of the U.S. or meets the “substantial presence” test under Section 7701(b) of the Code;

●	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the U.S., any state thereof, or the District of Columbia;

●	a trust, if a court in the U.S. has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. shareholder” is a beneficial owner of shares that is an individual, corporation, trust or estate and is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding our Shares should consult its tax advisors with respect to the purchase, ownership and disposition of our Shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in our Shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As soon as practicable after this offering, we intend to elect to be treated and to qualify each year thereafter as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our shareholders as dividends. To qualify and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset-diversification requirements (as described below). In addition, to qualify for RIC tax treatment, we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

For any taxable year in which we:

●	qualify as a RIC; and

●	satisfy the Annual Distribution Requirement;

We will not be subject to U.S. federal income tax on the portion of our income we distribute (or deem as distributed) to shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our net ordinary income for each calendar year, (b) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (c) any income realized, but not distributed, in the preceding year and on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). For this purpose, however, any net ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

●	continue to qualify as a registered closed-end management investment company under the 1940 Act at all times during each year;

●	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of shares or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (which generally are partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), or the 90% Income Test; and

●	diversify our holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
●	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. If we are not able to obtain sufficient cash from other sources to satisfy the Annual Distribution Requirement, we may fail to maintain our tax treatment as a RIC and become subject to corporate-level U.S. federal income taxes on all of our taxable income without the benefit of the dividends-paid deduction.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy (i) the Annual Distribution Requirements and to otherwise eliminate our liability for U.S. federal income and excise taxes and/or (ii) the Diversification Tests. However, under the 1940 Act, we are not permitted in certain circumstances to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement or the Diversification Test may be limited by (a) the illiquid nature of our portfolio and/or (b) other requirements relating to our qualifications as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement or the Diversification Tests, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (b) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (c) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (d) convert lower-taxed long term capital gain into higher-taxed short-term capital gain or ordinary income, (e) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (f) cause us to recognize income or gain without a corresponding receipt of cash, (g) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur, (h) adversely alter the characterization of certain complex financial transactions and (i) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such capital gain or loss generally will be long term or short term, depending on how long we held a particular warrant. Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may hold assets that generate such income and provide services that generate such fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. federal corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may, for tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to shareholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a shareholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.

Failure to Maintain our Qualification as a RIC

If we are unable to qualify for tax treatment as a RIC, and if certain remedial provisions are not available, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate shareholders would be eligible to claim a dividends received deduction with respect to such distributions; non-corporate shareholders would be able to treat such dividend income as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to requalify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we will maintain our qualification as a RIC and will satisfy the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by us to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and will be eligible for a maximum U.S. federal income tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal income tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains (currently at a maximum U.S. federal income tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. U.S. shareholders receiving distributions in the form of additional Shares purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash distributions will receive, and should have a cost basis in the shares received equal to such amount. A U.S. shareholder receiving a distribution in newly issued Shares will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include its share of the deemed distribution in income as if it had been distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal its allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for their shares. If the amount of tax that U.S. shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain, such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases our Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A U.S. shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of their Shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held their Shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain, (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including a long-term capital gain derived from an investment in our Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

Individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment incomes,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses).

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. shareholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability and may entitle such shareholder to a refund, provided that proper information is timely provided to the IRS.

For any period that we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, U.S. shareholders that are individuals, trusts or estates will be taxed as though they received a distribution of some of our expenses. A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. We anticipate that we will not qualify as a publicly offered RIC immediately after this offering and there is no certainty that we will qualify as such in the future. For any period that we are not a publicly offered RIC, a U.S. non-corporate shareholder’s allocable portion of our affected expenses will be treated as an additional distribution to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. For U.S. non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC. In particular, these expenses, which are “miscellaneous itemized deductions,” are currently not deductible by individuals (and beginning in 2026, will be deductible only to the extent they exceed 2% of such a shareholder’s adjusted gross income), and are not deductible for alternative minimum tax purposes.

Taxation of Non-U.S. Shareholders

Whether an investment in the Shares is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. Non-U.S. shareholders should consult their tax advisors before investing in our Shares.

Distributions of our “investment company taxable income” to Non-U.S. shareholders will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) unless certain exceptions apply. We or the applicable withholding agent generally are not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent we properly report such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. No certainty can be provided that any of our distributions will be reported as eligible for this exception. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholder, we will not be required to withhold federal tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.

Actual or deemed distributions of our net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of our Shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the U.S. or, in the case of an individual Non-U.S. shareholder, the shareholder is present in the U.S. for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of our Shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. shareholder provides us or the distribution paying agent with an IRS Form W-8BEN, W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

An investment in shares by a non-U.S. person may also be subject to U.S. estate tax. Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, U.S. estate tax and state, local and foreign tax consequences of an investment in the Shares.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the U.S. to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a shareholder and the status of the intermediaries through which it holds its units, a shareholder could be subject to this 30% withholding tax with respect to distributions on our Shares and proceeds from the sale of our Shares. Under certain circumstances, a Non-U.S. shareholder might be eligible for refunds or credits of such taxes.

DESCRIPTION OF OUR SECURITIES

This prospectus contains a summary of our Shares and is not meant to be a complete description. However, this prospectus and any future prospectus supplement will contain the material terms and conditions for each security sold thereunder. The following description is based on relevant portions of Delaware law and on our Declaration of Trust.

Shares

We are authorized to issue an unlimited number of Shares under our Declaration of Trust. There is currently no market for our Shares, and we do not expect that a market for our Shares will develop in the future. No Shares have been authorized for issuance under any equity compensation plans. Under Delaware law, our shareholders generally will not be personally liable for our debts or obligations.

Shares

Our Declaration of Trust, which has been filed with the SEC, permits the Company to issue an unlimited number of full and fractional shares of beneficial interest, no par value. An investment in any share class of the Company represents an investment in the same assets of the Company. However, the minimum investment amounts, sales loads, and ongoing fees and expenses for each share class are different. The fees and expenses for the Company are set forth in “Fees and Expenses.”

Holders of Shares will be entitled to the payment of distributions when, as and if declared by the Board. As we focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be less consistent than the distributions of other registered closed-end investment management investment companies that primarily make debt investments. Unless the registered owner of Shares elects to receive cash, all distributions declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Company. See “Distribution Reinvestment Policy.” The 1940 Act may limit the payment of distributions to the holders of Shares.

Each whole Shares shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Company, after paying or adequately providing for the payment of all liabilities of the Company, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Company among its shareholders. The Shares are not liable to further calls or to assessment by the Company. There are no pre-emptive rights associated with the Shares. The Declaration of Trust provides that the Company’s shareholders are not liable for any liabilities of the Company. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Company as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Company generally will not issue share certificates. The Company’s transfer agent will maintain an account for each shareholder upon which the registration of Shares are recorded, and any transfers to the extent permitted, will be reflected by bookkeeping entry, without physical delivery. The transfer agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Under our Declaration of Trust, we have agreed to indemnify, to the fullest extent authorized by the relevant portions of Delaware law, any person who was or is involved in any actual or threatened action, suit, or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our trustees or officers or is or was serving at our request as a trustee or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding, except in cases in which the indemnitee did not act in good faith with the reasonable belief that his or her conduct was in, or not opposed to, the best interest of the Company or the indemnitee’s conduct constituted gross negligence, bad faith, reckless disregard, or willful misconduct. Our Declaration of Trust also provides for the advancement of expenses incurred by a trustee or officer in advance of a final disposition of a proceeding, upon the receipt of an undertaking by or on behalf of the trustee or officer to repay all amounts so advanced in the event it is ultimately determined that he or she is not entitled to indemnification. In addition, our Declaration of Trust provides that our trustees will not be personally liable for monetary damages to us for acts or omissions performed or omitted in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred by the Declaration of Trust or by law, except for any such loss, damage or claim incurred by reason of gross negligence or bad faith with respect to such acts or omissions. So long as we are regulated under the 1940 Act, the above indemnification, advancement of expenses, and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not include in its certificate of incorporation a provision that would protect a trustee or officer against liability to it or its shareholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law provides that the indemnification and advancement of expenses permitted under the law shall not be deemed exclusive of any other rights to which the trustees and officers may be entitled under the corporation’s charter, any agreement, a vote of shareholders, or otherwise. Our Declaration of Trust similarly provides that the indemnification and advancement of expenses provided for in the Declaration of Trust shall not be deemed exclusive of any other rights to which a trustee or officer seeking indemnification or advancement of expenses may be entitled under any law, agreement, vote of the shareholders or disinterested trustees, or otherwise.

Our Declaration of Trust permits us to secure insurance on behalf of any person who is or was or has agreed to become a trustee or officer of the Company or is or was serving at our request as a trustee or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the relevant portions of Delaware law would permit indemnification. We have obtained liability insurance for our officers and trustees.

Delaware Law and Certain Declaration of Trust Provisions; Anti-Takeover Measures

Our Declaration of Trust provides that:

●	the Board will serve for indefinite terms;

●	trustees may be removed with or without cause by the affirmative vote of the majority of the Board at a duly constituted meeting, while shareholders shall have the power to remove a trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder; and

●	any vacancy on the Board, however the vacancy occurs, including a vacancy due to an enlargement of the Board, may only be filled by the Board, provided that a quorum is then in office and present, or by a majority of the trustees then in office, if less than a quorum, or by the sole remaining trustee, or by the shareholders at any meeting of shareholders called by the Board for that purpose.

The classification of our Board and the limitations on removal of trustees and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our Declaration of Trust also provides that:

●	any action which may be taken at any meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the holders of shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.; and

●	special meetings of the shareholders may be called by the president or the treasurer or by two or more trustees, sufficient notice thereof being given to each trustee by the secretary or an assistant secretary or by the officer or the trustees calling the meeting.

Our Declaration of Trust provides that, in order for any matter to be considered “properly brought” before a meeting, a shareholder must comply with requirements regarding advance notice to us. These provisions could delay until the next shareholders’ meeting shareholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our Shares, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a shareholder (such as electing new trustees or approving a merger) only at a duly called shareholders meeting, and not by written consent.

Under our Declaration of Trust, in all matters other than the election of trustees, the affirmative vote of the majority of votes cast at a shareholders’ meeting at which a quorum is present shall be the act of the shareholders, and trustees shall be elected by a plurality of the votes cast at a shareholders’ meeting at which a quorum is present. In addition, under our Declaration of Trust, the affirmative vote of the holders of a majority of our Shares then outstanding and entitled to vote in the election of trustees, voting together as a single class, will be required to amend or repeal any of the provisions of our Declaration of Trust. Our Declaration of Trust also permits our Board to amend or repeal our Declaration of Trust by a majority vote.

PLAN OF DISTRIBUTION

We are offering a maximum of $50,000,000 worth of Shares to the public at an initial offering price of $20 per share, except as provided below. The minimum amount of an initial purchase is $1,000. To the extent that our NAV increases, we will sell at a price necessary to ensure that shares are not sold at a price per share that is below our NAV per share. In connection with the determination of our NAV, our Board will establish a new net offering price that is equal to our NAV per share.

As an Access Fund, our Shares will be distributed directly from the company’s website. Shares will not be offered on an exchange. We do not intend to use placement agents or broker-dealers initially, but reserve the right to if other distribution efforts are not as successful as intended.

Initial distribution efforts will focus on marketing directly to retail investors using channels such as social media to highlight the unique offering of the Company. We believe that providing investors who have been excluded from start-up fund investing access to a new asset class will be attractive, and will provide a platform for us to reach a significant number of potential investors in a less expensive manner than traditional distribution methods.

Investors who invest through the Company’s website will be opening a US Bank account for the investment and management of their account. US Bank is the fund services and administration provider to the Company.

Purchasing Shares

Investors may purchase shares directly from the Company in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by [      ], the Company’s transfer agent. The returned check and stop payment fee is currently $[      ].

By the Internet

We market directly to investors via social media posts which link to the Company’s website, where investors may purchase shares directly from the Company. To make an initial purchase on the Company’s website, go to [           ], complete an account application, and [     ].

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to the Company to:

Zell Capital
c/o [     ]

All checks must be in US Dollars drawn on a domestic bank. The Company will not accept payment in cash or money orders. The Company also does not accept cashier’s checks in amounts of less than $[      ]. To prevent check fraud, the Company will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $[     ] fee against an investor’s account, in addition to any loss sustained by the Company, for any payment that is returned. The Company may reject any application in its sole discretion.

By Wire — Initial Investment

To make an initial investment in the Company, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Company, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Company, please call the Company at [      ] for wiring instructions and to notify the Company that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Company will normally accept wired funds for investment on the day received if they are received by the Company’s designated bank before 4:00 p.m. Eastern Time on a business day. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #:  (number provided by calling toll-free number above)
Credit:  [      ]
Account #:  (number provided by calling toll-free number above)
Further Credit:
[Zell Capital]
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact [     ] to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Company, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Company’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Company through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $[      ] on specified days of each month into your established Company account. Please contact the Company at [     ] for more information about the Company’s Automatic Investment Plan.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities will be held under a custody agreement by [     ]. The address of the custodian is [      ]. U.S. Bank National Association will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, telephone number: (513) 632-4234.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. However, to the extent we do use brokers, subject to policies established by our Board, we will not execute transactions through any particular broker or dealer, but seek to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available if we determine in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

[         ] has been selected as our independent registered public accountant.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We maintain a website at [           ] and will make all of our annual, semi-annual and quarterly reports and proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus and should not be relied upon as such. You may also obtain such information free of charge by contacting us in writing at 175 S. Third, Suite 200, Columbus, Ohio 43215, Attention: Investor Relations.

PRIVACY NOTICE

We are committed to protecting your privacy. This Privacy Notice sets forth our policies with respect to non-public personal information about our shareholders and prospective and former shareholders. These policies apply to our shareholders and may be changed at any time, provided a notice of such change is given to you.

You provide us with personal information, such as your address, social security number, assets and/or income information, (i) in correspondence and conversations with us and our representatives and (ii) through transactions in us.

We do not disclose any of this non-public personal information about our shareholders, or prospective or former shareholders to anyone, other than to our affiliates, such as our administrator, and except as permitted by law, such as to our accountants, attorneys, auditors, brokers, regulators and certain service providers, in each such case, only as necessary to facilitate the acceptance and management of your investment or account and our relationship with you. We will comply with all federal and state laws regarding the protection of consumer information.

We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation. For example, it may be necessary, under anti-money laundering and similar laws, to disclose information about shareholders in order to accept investments from them and provide reports to them.

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our Chief Compliance Officer:

Zell Capital
[      ]
ATTN: Chief Compliance Officer

Zell Capital

P R O S P E C T U S

, 2020

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

To be filed by amendment.

2. Exhibits

Exhibit Number	Description
a.	Declaration of Trust.(1)
b.	Not applicable.
c.	Not applicable.
d.1	Not applicable.
d.2	Not applicable.
d.3	Not applicable.
e.	Distribution Reinvestment Plan.(1)
f.	Not applicable.
g.	Not applicable.
h.	Not applicable.
i.	Not applicable.
j.	Custody Agreement by and between the Registrant and [ ].(1)
k.	Form of Indemnification Agreement by and between Registrant and each of its trustees.(1)
l.	Opinion of Counsel.(1)
m.	Not applicable.
n.1	Consent of Counsel.(1)
n.2	Consent of [ ](1)
o.	Not applicable.
p.	Not applicable.
q.	Not applicable.
r.	Code of Ethics(1)

*	Filed herewith.

(1)	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

Not applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses payable by us in connection with the offering (excluding underwriting discounts and commissions, if any):

SEC registration fee		$6,490
FINRA filing fee	$	*
Printing and postage	$	*
Legal fees and expenses	$	*
Accounting fees and expenses	$	*
Sales and Marketing	$	*
Total	$	*

*	To be completed by amendment.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The information contained under the heading “Control Persons and Principal Shareholders” is incorporated herein by reference.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s Shares at [     ], 2020:

Title of Class	Number of Record Holders
Shares, no par value per share	*

*	To be completed by amendment.

ITEM 30. INDEMNIFICATION

The Registrant hereby undertakes that it will comply the indemnification provisions of the Declaration of Trust in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Not applicable.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Zell Capital, [ ];

(2)	the Transfer Agent, [ ]; and

(3)	the Custodian, [ ].

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

(1)	Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Registrant undertakes to file a post-effective amendment with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons, if the Registrant proposes to raise its initial capital under Section 14(a)(3) of the 1940 Act [15 U.S.C. 80a-14(a)(3)].

(3)	Registrant undertakes in the event that the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.

(4)	Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)	Registrant undertakes that:

(a)	for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act [17 CFR 230.497(h)] shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, in the State of Ohio, on the 17th day of April, 2020.

ZELL CAPITAL

By:	/s/ William L. Zell
William L. Zell
Chief Executive Officer and Chair of the Board